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                                                                     EXHIBIT 4.1


COMMON STOCK

                         ARISTOTLE INTERNATIONAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                               CUSIP 04044K 10 5
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF

                         ARISTOTLE INTERNATIONAL, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF EXECUTIVE OFFICER                                  CHIEF FINANCIAL OFFICER
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                         ARISTOTLE INTERNATIONAL, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT- _________ Custodian ________ TEN ENT - as tenants by the entireties (Cust) (Minor)
JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants Act ________ in common (State)
UNIF TRF MIN ACT - ______ Custodian (until age ____)
(Cust)
______ under Uniform Transfers
(Minor)
to Minors Act _______
(State)

Additional abbreviations may also be used though not in the above list.

For Value received, ______________________________ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[___________________________________________]

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

______ Shares of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

_____________________________________________________________________________

______ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated  _______________________________

  ___________________________________________________________________________

  ___________________________________________________________________________
          NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND
                WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
             CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR
                      ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:

By________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.